UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 5, 2024

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 5, 2024, the Board of Directors of TPT Global Tech, Inc. (the “Company”), in consultation with management and Sadler, Gibb & Associates, LLC, (“Sadler/Gibb”), the Company's independent registered public accounting firm, concluded that the Company's previously issued unaudited condensed consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly period September 30, 2023 should no longer be relied upon due to errors in such financial statements, and therefore a restatement of this prior financial statement is required. Accordingly, the Company intends to restate the aforementioned financial statements by amending its quarterly reports on Form 10-Q for the quarter ended September 30, 2023, as soon as reasonably practicable. The Company expects to file amended quarterly reports on or before April 19, 2024.

The impact of this restatement on the Company's third quarter 2023 unaudited condensed consolidated financial statements will be a $1,226,000 decrease in Total Assets and $1,226,000 decrease in Mezzanine Equity on the Condensed Consolidated Balance Sheet as of September 30, 2023.  There is no effect on the Condensed Consolidated Statement of Operations, Condensed Consolidated Statement of Stockholders Deficit or Condensed Consolidated Statement of Cash Flows for the three and nine months ended September 30, 2023.

The Company entered into an agreement to acquire land per the Real estate Land Purchase and JV Real estate Development Partnership Agreement dated July 14, 2023.  It was management’s understanding the due diligence was completed and that the Company could record the acquisition on its books and records as of this date. Subsequently, the Company learned of an undisclosed mortgage on the subject land that would have impaired the land and also discovered the inability to use as consideration its Series E Preferred Stock.  Both parties on April 12, 2024 agreed to cancel the transaction.

Management has determined that the errors described above do not change management's previous conclusions regarding the effectiveness of the Company's disclosure controls and procedures as of September 30, 2023.  Due to the lack of personnel and outside directors, management concluded that the Company’s disclosure controls and procedures are not effective as of such date. The Company anticipates that with further resources, the Company will expand both management and the board of directors with additional officers and independent directors in order to provide sufficient disclosure controls and procedures.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title: Chief Executive Officer

Date: April 16, 2024

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